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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 6, 2002

                               ALLTEL Corporation
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                   34-0868285
                        (IRS Employer identification No.)
                            (Commission File Number)

                  One Allied Drive, Little Rock, Arkansas 72202
                                 (501) 905-8000
   (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)

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     ITEM 5. Other Events.

     On March 28, 2002, ALLTEL Corporation (the "Company") filed a registration statement on form S-3 (File No. 333-85142), which was declared effective on April 10, 2002 (the "Registration Statement"). On April 30, 2002, the Company entered into a Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Equity Securities - Basic Provisions") between the Company and the underwriters named therein, relating to the offering and sale of up to 25,000,000 (or 28,750,000 if the underwriters' overallotment option is exercised in full) of the Company's equity units (the "Equity Units") under the Registration Statement. On May 2, 2002, the Company filed the final Prospectus Supplement, dated April 30, 2002, which included the Prospectus dated April 10, 2002, relating to the offering and sale of the Equity Units. On May 6, 2002, the Company consummated the closing of the sale of 25,000,000 Equity Units, which may be increased to 28,750,000 Equity Units if the underwriters' overallotment option is exercised in full. The Equity Units initially consist of units referred to as corporate units, each with a stated amount of $50. Each corporate unit includes a purchase contract pursuant to which the purchaser has, subject to certain conditions, agreed to purchase shares of the Company's common stock on May 17, 2005 at a settlement rate to be determined depending on the price of the Company's common stock at such time. Each corporate unit also includes $50 principal amount of the Company's senior notes due May 17, 2007. Certain agreements related to the offering are attached hereto as exhibits to this Form 8-K and are incorporated by reference in their entirety. See "Item 7. Exhibits."

     ITEM 7. Exhibits.

(c) Exhibits -

Exhibit
No.            Description
-------        -----------

1 Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Equity Units - Basic Provisions"), dated as of April 30, 2002, among ALLTEL Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., First Union Securities, Inc., Banc One Capital Markets, Inc., McDonald Investments Inc., Stephens Inc., and Sun Trust Capital Markets, Inc. (incorporated herein by reference to Exhibit 1 to ALLTEL Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2002)

4.1 Indenture between the ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as successor to Ameritrust Company National Association, Trustee, dated as of January 1, 1987 (incorporated by reference to ALLTEL Corporation's Form S-3 Registration Statement, No. 33-10808, filed on December 16, 1986)

                                        2

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4.2            Tenth Supplemental Indenture, dated as of May 6, 2002, between
               ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the Notes which are a component of the corporate units

4.3            Form of Note (included in Exhibit 4.2)

4.4 Purchase Contract Agreement, dated as of May 6, 2002, between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Purchase Contract Agent

4.5            Form of Corporate Units certificate (included in Exhibit 4.4)

4.6            Form of Treasury Units certificate (included in Exhibit 4.4)

4.7 Pledge Agreement, dated as of May 6, 2002, between ALLTEL Corporation, Wachovia Bank, National Association, as Collateral Agent, and J. P. Morgan Trust Company, National Association, as Purchase Contract Agent

4.8 Remarketing Agreement, dated as of May 6, 2002, between ALLTEL Corporation, J. P. Morgan Trust Company, National Association, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent

4.9 Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee

5 Opinion of Kutak Rock LLP, dated as of May 6, 2002, regarding the legality of the issuance of the Equity Units

8 Opinion on of Kutak Rock LLP, dated as of May 6, 2002, as to certain tax matters

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALLTEL Corporation

Date:  May 8, 2002                              By:  /s/ Scott Settelmyer
                                                    ----------------------------
                                                Name:    Scott Settelmyer
                                                     ---------------------------
                                                Title:   Treasurer
                                                       -------------------------

                                       4

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                               ALLTEL Corporation
                           Current Report On Form 8-K
                                Dated May 6, 2002

                                  EXHIBIT INDEX

Exhibit
No.            Description
-------        -----------

1 Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Equity Units - Basic Provisions"), dated as of April 30, 2002, among ALLTEL Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., First Union Securities, Inc., Banc One Capital Markets, Inc., McDonald Investments Inc., Stephens Inc., and Sun Trust Capital Markets, Inc. (incorporated herein by reference to Exhibit 1 to ALLTEL Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2002)

4.1 Indenture between the ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as successor to Ameritrust Company National Association, Trustee, dated as of January 1, 1987 (incorporated by reference to ALLTEL Corporation's Form S-3 Registration Statement, No. 33-10808, filed on December 16, 1986)

4.2 Tenth Supplemental Indenture, dated as of May 6, 2002, between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the Notes which are a component of the corporate units

4.3            Form of Note (included in Exhibit 4.2)

4.4 Purchase Contract Agreement, dated as of May 6, 2002, between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Purchase Contract Agent

4.5            Form of Corporate Units certificate (included in Exhibit 4.4)

4.6            Form of Treasury Units certificate (included in Exhibit 4.4)

4.7 Pledge Agreement, dated as of May 6, 2002, between ALLTEL Corporation, Wachovia Bank, National Association, as Collateral Agent, and J. P. Morgan Trust Company, National Association, as Purchase Contract Agent

4.8 Remarketing Agreement, dated as of May 6, 2002, between ALLTEL Corporation, J. P. Morgan Trust Company, National Association, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent

                                       5

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4.9            Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company, National Association, as trustee

5 Opinion of Kutak Rock LLP, dated as of May 6, 2002, regarding the legality of the issuance of the Equity Units

8 Opinion on of Kutak Rock LLP, dated as of May 6, 2002, as to certain tax matters

                                       6